Exhibit 99.1

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TUESDAY MORNING CORPORATION Debtor(s) § § § § Case No. 20-31476 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name TUESDAY MORNING CORPORATION Case No. 20-31476

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$0	$0
b. Non-cash securities transferred	$0	$40,000,000
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$0	$40,000,000

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$300,000	$0	$100,000	$100,000	100%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$125,000,000	$35,249,616	$103,383,416	$103,383,416	100%
e. Equity interests	$473,467	$0	$40,473,467		

Part 4: Questionnaire

a. Is this a final report? Yes ◯ No ◉

If yes, give date Final Decree was entered: ________

If no, give date when the application for Final Decree is anticipated: ________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ◯

UST Form 11-PCR (06/07/2021) 2

UST Form 11-PCR (06/07/2021) 3 Debtor's Name TUESDAY MORNING CORPORATION Case No. 20-31476 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 07/30/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TUESDAY MORNING, INC. Debtor(s) § § § § Case No. 20-31478 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name TUESDAY MORNING, INC. Case No. 20-31478

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$138,086,366	$308,169,491
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$138,086,366	$308,169,491

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$7,301,560	$34,221,434	$7,301,560	$34,221,434
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	HAYNES & BOONE	Lead Counsel	$0	$4,096,441	$0	$4,096,441
	ii	SQUIRE PATTON BOGGS	Special Counsel	$0	$91,836	$0	$91,836
	iii	ALIXPARTNERS	Financial Professional	$684,196	$6,626,557	$684,196	$6,626,557
	iv	STIFEL / MILLER BUCKFIRE	Financial Professional	$5,470,000	$6,714,048	$5,470,000	$6,714,048
	v	PIPER SANDLER	Financial Professional	$0	$1,623,676	$0	$1,623,676
	vi	GREAT AMERICAN GROUP	Other	$0	$1,995,889	$0	$1,995,889
	vii	A&G REALTY PARTNERS	Other	$0	$1,728,308	$0	$1,728,308
	viii	MERRILL COMMUNICATIO	Other	$0	$38,788	$0	$38,788
	ix	EPIQ SYSTEMS	Other	$0	$1,532,228	$0	$1,532,228
	x	VINSON & ELKINS	Other	$0	$2,542,912	$0	$2,542,912
	xi	WILLKIE FARR & GALLAGH	Other	$0	$332,888	$0	$332,888
	xii	BERKLEY RESEARCH GROU	Other	$0	$964,190	$0	$964,190
	xiii	MONTGOMERY MCCRACKE	Other	$0	$1,965,562	$0	$1,965,562
	xiv	MUNSCH HARDT	Other	$0	$386,877	$0	$386,877
	xv	BDO	Other	$0	$1,629,991	$0	$1,629,991
	xvi	PACHULSKI STANG ZIEHL &	Other	$282,062	$726,409	$282,062	$726,409
	xvii	PJ SOLOMON	Other	$865,302	$1,224,834	$865,302	$1,224,834

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$84,772	$732,974	$84,772	$732,974
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	BANK OF TEXAS	Other	$0	$40,872	$0	$40,872
	ii	E&Y	Other	$84,772	$192,580	$84,772	$192,580
	iii	MANUFACTURERS AND TR	Other	$0	$410,702	$0	$410,702
	iv	SF V MASTER	Other	$0	$48,000	$0	$48,000
	v	WINSTEAD P.C.	Other	$0	$40,820	$0	$40,820
c.	All professional fees and expenses (debtor & committees)			$7,386,332	$34,954,405	$7,386,332	$34,954,405

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

UST Form 11-PCR (06/07/2021) 2

Debtor's Name TUESDAY MORNING, INC. Case No. 20-31478

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ◯ No ◉

If yes, give date Final Decree was entered: ______

If no, give date when the application for Final Decree is anticipated: ______

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ◯

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report.

/S/ BRIAN T. VACLAVIK	BRIAN T. VACLAVIK
Signature of Responsible Party	Printed Name of Responsible Party
CHIEF ACCOUNTING OFFICER	07/30/2021
Title	Date

UST Form 11-PCR (06/07/2021) 3

UST Form 11-PCR (06/07/2021) 4 Debtor's Name TUESDAY MORNING, INC. Case No. 20-31478

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TUESDAY MORNING PARTNERS, LTD. Debtor(s) § § § § Case No. 20-31482 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name TUESDAY MORNING PARTNERS, LTD. Case No. 20-31482

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$105,573,479	$194,565,269
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$105,573,479	$194,565,269

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ○ No ◉

If yes, give date Final Decree was entered: ____________

If no, give date when the application for Final Decree is anticipated: ____________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

UST Form 11-PCR (06/07/2021) 2

Debtor's Name TUESDAY MORNING PARTNERS, LTD. Case No. 20-31482

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report.

/S/ BRIAN T. VACLAVIK
Signature of Responsible Party

BRIAN T. VACLAVIK
Printed Name of Responsible Party

CHIEF ACCOUNTING OFFICER
Title

07/30/2021
Date

UST Form 11-PCR (06/07/2021) 3

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: DAYS OF THE WEEK, INC. Debtor(s) § § § § Case No. 20-31480 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name DAYS OF THE WEEK, INC. Case No. 20-31480

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$0	$0
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$0	$0

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ○ No ●

If yes, give date Final Decree was entered: ____________

If no, give date when the application for Final Decree is anticipated: ____________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ● No ○

UST Form 11-PCR (06/07/2021) 2

UST Form 11-PCR (06/07/2021) 3 Debtor's Name DAYS OF THE WEEK, INC. Case No. 20-31480 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 07/30/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: NIGHTS OF THE WEEK, INC. Debtor(s) § § § § Case No. 20-31481 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name NIGHTS OF THE WEEK, INC. Case No. 20-31481

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$0	$0
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$0	$0

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ○ No ◉

If yes, give date Final Decree was entered: ____________

If no, give date when the application for Final Decree is anticipated: ____________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

UST Form 11-PCR (06/07/2021) 2

UST Form 11-PCR (06/07/2021) 3 Debtor's Name NIGHTS OF THE WEEK, INC. Case No. 20-31481 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 07/30/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: FRIDAY MORNING, LLC Debtor(s) § § § § Case No. 20-31479 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name FRIDAY MORNING, LLC Case No. 20-31479

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$0	$0
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$0	$0

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ○ No ◉

If yes, give date Final Decree was entered: ________

If no, give date when the application for Final Decree is anticipated: ________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

UST Form 11-PCR (06/07/2021) 2

UST Form 11-PCR (06/07/2021) 3 Debtor's Name FRIDAY MORNING, LLC Case No. 20-31479 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /S/ BRIAN T. VACLAVIK CHIEF ACCOUNTING OFFICER BRIAN T. VACLAVIK 07/30/2021

UST Form 11-PCR (06/07/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF NORTHERN TEXAS DALLAS DIVISION In re: TMI HOLDINGS, INC. Debtor(s) § § § § Case No. 20-31477 Lead Case No. 20-31476 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 06/30/2021 Petition Date: 05/27/2020 Plan Confirmed Date:12/23/2020 Plan Effective Date: 12/31/2020 Signature of Responsible Party Printed Name of Responsible Party /S/ JAROM YATES JAROM YATES Date Address 07/30/2021 HAYNES AND BOONE LLP 2323 VICTORY AVENUE, SUITE 700 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity

Debtor's Name TMI HOLDINGS, INC. Case No. 20-31477

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$0	$0
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$0	$0

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0

				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
	ii			$0	$0	$0	$0
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ○ No ◉

If yes, give date Final Decree was entered: ________

If no, give date when the application for Final Decree is anticipated: ________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

UST Form 11-PCR (06/07/2021) 2

Debtor's Name TMI HOLDINGS, INC. Case No. 20-31477

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report.

/S/ BRIAN T. VACLAVIK
Signature of Responsible Party

BRIAN T. VACLAVIK
Printed Name of Responsible Party

CHIEF ACCOUNTING OFFICER
Title

07/30/2021
Date

UST Form 11-PCR (06/07/2021) 3